SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 31, 1997

                     MEADOWBROOK REHABILITATION GROUP, INC.


             (Exact name of registrant as specified in its charter)

  Delaware                           0-19726                    94-3022377
(State or other                  (Commission File           (I.R.S.  Employer
jurisdiction of                       Number)             Identification Number)
incorporation)

               2200 Powell Street, Suite 800,  Emeryville,  CA 94608 (Address of
                  principal executive offices) (zip code)


               Registrant's telephone number, including area code:
                                 (510) 420-0900

Item 2.  Acquisition or Disposition of Assets

     On August 31, 1997, a subsidiary of Meadowbrook Rehabilitation Group, Inc., a Delaware corporation (the "Company"), sold five outpatient rehabilitation clinics and certain other assets located in Florida and Georgia. The outpatient rehabilitation clinics were located in St. Augustine, Palatka, Palm Coast, and Ormond Beach, Florida and in Moultrie, Georgia. The Company sold the clinics in two separate transactions. The purchaser of the St. Augustine and Palatka outpatient rehabilitation clinics and certain other assets, was Remlap Services, Inc., and the purchaser of the Ormond Beach, Palm Coast, and Moultrie outpatient rehabilitation clinics was Titan Healthcare, Inc. The aggregate sale price for the outpatient rehabilitation clinics and other assets was $550,000. The Company received promissory notes from the purchasers for the aggregate purchase price ($215,000 from Remlap Services, Inc. and $335,000 from Titan Healthcare, Inc.). The promissory notes are secured by the acquired assets and the Company also received personal guarantees from the shareholders of Remlap Services, Inc. and Titan Healthcare, Inc. The purchasers acquired all assets including accounts receivable and are responsible for all accounts payable and certain payroll liabilities. As part of the transaction, the Company retained all liabilities for amounts due to the former owners of the clinics. At closing, this amount was $197,000.

     This transaction resulted in a loss of $2,046,000, primarily as a result of the write-off of goodwill associated with the Company's acquisition of certain of the clinics in 1994. The loss will be recorded as other operating expense in the Company's financial statements for the twelve months ended June 30, 1997. The selling price for the clinics and other assets sold was determined based on arms-length negotiations between the parties. Kim Palmer, the Company's former Vice President of outpatient operations, is a shareholder in both Remlap Services, Inc. and Titan Healthcare, Inc. Otherwise, there was no material relationship between either of the purchasers and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

Item  7.      Financial Statements and Exhibits.


         (b) Pro Forma financial information required pursuant to Article 11 of Regulation S-X.

              The  following  Pro  Forma   financial   statements  are  included
              following the signature page to this Form 8-K:

              Introduction to the Pro Forma Condensed Consolidated financial information.

              Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997 (unaudited).

              Pro Forma Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and for the nine months ended March 31, 1997 (unaudited).

              Notes to Pro Forma Condensed Consolidated financial information (unaudited).

         (c)  Exhibits:

     Exhibit 2.1 Agreement of Purchase and Sale, dated August 31, 1997, between Remlap Services, Inc., and Medbrook Corp. and the Agreement of Purchase and Sale, dated August 31, 1997, between Titan Healthcare, Inc., and Medbrook Corp. The Registrant agrees to furnish to the Commission supplementally a copy of the omitted schedules.

         SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:   September 12, 1997.

                                           MEADOWBROOK REHABILITATION
                                           GROUP, INC.


                                           By:/s/Harvey Wm. Glasser, M.D.
                                           Harvey Wm. Glasser, M.D.
                                           President and Chief Executive Officer

Item 7(b) Meadowbrook Rehabilitation Group, Inc. reflecting the sale of five outpatient rehabilitation clinics and certain other assets located in Florida and Georgia. Introduction to unaudited Pro Forma Condensed Consolidated Financial information.

     The  following   tables  set  forth  the  unaudited  Pro  Forma   Condensed
Consolidated Balance Sheet of the Company as of March 31, 1997, and the unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the twelve months ended June 30, 1996 and the nine months ended March 31,
1997. The Pro Forma Condensed Consolidated Statements of Income include adjustments related to the sale of the five outpatient rehabilitation clinics and certain other assets in Florida and Georgia (the "Assets"), the sale of Meadowbrook Rehabilitation Group of Georgia, Inc. and the sale of the assets of Meadowbrook Neurocare-Kansas City, Inc. The closing date for the sale of
Meadowbrook Rehabilitation Group of Georgia, Inc. was March 31, 1997 and therefore the Condensed Consolidated Balance Sheet as of March 31, 1997 reflects the disposition. The Pro Forma Condensed Consolidated Balance Sheet was prepared assuming that the Company's disposition of the Assets and the sale of the assets of Meadowbrook Neurocare-Kansas City, Inc. took place on March 31, 1997. The Pro Forma Condensed Consolidated Statements of Income were prepared assuming that the disposition of the Assets, the sale of the assets of Meadowbrook Neurocare-Kansas City, Inc. and the disposition of Meadowbrook Rehabilitation Group of Georgia, Inc. took place as of the beginning of the twelve months ended June 30, 1996 and at the beginning of the nine months ended March 31, 1997, respectively.

     The unaudited pro forma financial information furnished herein reflects all adjustments for the twelve months ended June 30, 1996 and the nine months ended March 31, 1997, respectively, consisting only of normal recurring adjustments which, in the opinion of management, are necessary to fairly state the Company's financial position and the results of its operations for the periods presented.

     The unaudited pro forma financial information does not purport to present the consolidated financial position and consolidated results of operations of the Company had the Company's disposition of the Assets, the disposition of Meadowbrook Neurocare-Kansas City, Inc. and the disposition of Meadowbrook Rehabilitation Group of Georgia, Inc. actually occurred on the dates indicated; nor does it purport to be indicative of results that will be attained in the future.

     The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's From 10-K for the fiscal year ended June 30, 1996, the Company's Form 8-K dated March 31, 1997, and the Company's Form 8-K dated July 31, 1997.


                                                  PRO FORMA CONDENSED CONSOLIDATED
                                                            BALANCE SHEET

                                                                                As of March 31, 1997
                                            ----------------------------------------------------------------------------------------
                                                             Kansas Pro Forma               Florida Pro Forma
                                                               Adjustments                     Adjustments
                                                        -------------------------------------------------------------
                                             Actual      Debit          Credit     Ref      Debit        Credit    Ref   Pro Forma
                                          ------------------------------------------------------------------------------------------
CURRENT ASSETS

       Cash and cash equivalents          $3,639,993   $1,500,000                   (B)                                   $5,139,993
       Net patient accounts receivable     5,122,109                                                    $361,695   (A)     4,760,414
       Due from intermediaries                 9,630                                       $40,369                 (A)        49,999
       Prepaid expenses and other assets   1,198,336                     $2,410     (B)    550,000       361,862   (A)     1,384,064
                                                                                                                         -----------
                                         -----------
       Total current assets                9,970,068                                                                      11,334,470
                                         -----------                                                                     -----------
 PROPERTY AND EQUIPMENT, (net)             1,188,669                    208,148     (B)                  263,104   (A)       717,417
 GOODWILL AND INTANGIBLE
 ASSETS                                    1,820,472                                                   1,468,673   (A)       351,799
                                         -----------                                                                     -----------
       TOTAL ASSETS                      $12,979,209                                                                     $12,403,686
                                         ===========                                                                     ===========
 CURRENT LIABILITIES                      $3,550,872                    146,000     (B)                  181,227   (A)    $3,878,099
 LONG-TERM LIABILITIES                       380,956                                                                         380,956
                                         -----------                                                                     -----------
       Total Liabilities                   3,931,828                                                                       4,259,055
                                         -----------                                                                     -----------
 MINORITY INTEREST                             --                                                                              --
 STOCKHOLDERS' EQUITY
       Common stock                           19,302                                                                          19,302
       Paid-in capital                    17,908,122                                                                      17,908,122
       Retained deficit                  (8,880,043)                  1,143,442     (B)  2,046,192                 (A)   (9,782,793)
                                         -----------                                                                     -----------
           Total stockholders' equity      9,047,381                                                                       8,144,631
                                         -----------   ----------    ----------         ----------    ----------         -----------
 TOTAL LIABILITIES
 AND STOCKHOLDERS' EQUITY                $12,979,209   $1,500,000    $1,500,000         $2,636,561    $2,636,561         $12,403,686
                                         ===========   ==========    ==========          =========    ==========         ===========

 Footnotes on page 9.


                                                  PRO FORMA CONDENSED CONSOLIDATED
                                                        STATEMENTS OF INCOME

                                                                Year Ended June 30, 1996
                           ----------------------------------------------------------------------------------------------
                                                  Georgia and Kansas              Florida Pro Forma
                                                 Pro Forma Adjustments              Adjustments
                                                -----------------------------------------------------------
                                  Actual         Debit         Credit    Ref     Debit       Credit     Ref    Pro Forma
                              -------------------------------------------------------------------------------------------
OPERATING REVENUES:

   Net patient revenues         $23,622,560   $12,399,325     $184,000  (F,G)  $2,253,763               (C)    $9,153,472
                                -----------                                                                   -----------
       Net operating revenues    23,622,560                                                                     9,153,472

                                -----------                                                                   -----------
OPERATING EXPENSES:
    Salaries and employee        15,189,173                  7,591,751  (D,F)               $1,274,039  (C,D)   6,323,383
benefits
    Other operating expenses      9,108,509                  4,103,036  (D,F)                1,083,718  (C,D)   3,921,755
                                -----------                                                                   -----------
       Total operating expenses  24,297,682                                                                    10,245,138
                                -----------                                                                   -----------
       Loss from operations       (675,122)                                                                   (1,091,666)
                                -----------                                                                   -----------
OTHER (INCOME) EXPENSE:
    Gain on sale of assets           --                                                                             --
    Interest income               (113,834)                    140,000  (E)                     55,000  (E)     (308,834)
                                -----------                                                                   -----------
       Net other income           (113,834)                                                                     (308,834)
                                -----------                                                                   -----------
       Loss before income taxes   (561,288)                                                                     (782,832)
INCOME TAX PROVISION
  (BENEFIT)                          --                                                                             --
                                -----------                                                                   -----------
NET LOSS BEFORE
MINORITY INTEREST                 (561,288)                                                                     (782,832)
                                -----------                                                                   -----------
MINORITY INTEREST                    29,016                                                     29,016  (C)        --
                                -----------   -----------  -----------         ----------   ----------        -----------
NET LOSS                         ($590,304)   $12,399,325  $12,018,787         $2,253,763   $2,441,662         ($782,832)
                                ===========   ===========  ===========         ==========   ==========        ===========
NET LOSS PER SHARE
   (primary and fully diluted)      ($0.31)                                                                       ($0.41)
                                ===========                                                                   ===========
WEIGHTED AVERAGE COMMON
AND COMMON EQUIVALENT
SHARES OUTSTANDING
                                  1,930,349                                                                     1,930,349
                                ===========                                                                   ===========

 Footnotes on page 9.


                                                  PRO FORMA CONDENSED CONSOLIDATED
                                                        STATEMENTS OF INCOME

                                                                   Nine Months Ended March 31, 1997
                                      -------------------------------------------------------------------------------------------
                                                       Georgia and Kansas               Florida Pro Forma
                                                      Pro Forma Adjustments                Adjustments
                                                    ---------------------------------------------------------------
                                         Actual        Debit         Credit     Ref     Debit        Credit    Ref    Pro Forma
                                       -----------------------------------------------------------------------------------------

 OPERATING REVENUES:

      Net patient revenues              $17,013,035   $8,594,961     $138,000  (F,G)  $1,244,531               (C)    $7,311,543
                                       ------------                                                                   ----------
           Net operating revenues        17,013,035                                                                    7,311,543
                                       ------------                                                                   ----------
 OPERATING EXPENSES:
      Salaries and employee benefits     11,926,130                 5,924,265  (D,F)               $1,088,875  (C,D)   4,912,990
      Other operating expenses            6,668,417                 2,869,724  (D,F)                  761,999  (C,D)   3,036,694
                                       ------------                                                                   ----------
           Total operating expenses      18,594,547                                                                    7,949,684
                                       ------------                                                                   ----------
           Loss from operations         (1,581,512)                                                                    (638,141)
                                       ------------                                                                   ----------
 OTHER (INCOME) EXPENSE:
      Gain on sale of assets              (530,942)                                                                    (530,942)
      Interest income                      (38,184)                   105,000  (E)                     41,250  (E)     (184,434)
                                       ------------                                                                   ----------
           Net other income               (569,126)                                                                    (715,376)
                                       ------------                                                                   ----------
           Loss before income taxes     (1,012,386)                                                                       77,235
                                                                                                                      ----------
 INCOME TAX PROVISION
 (BENEFIT)                                 --                                                                              --
                                       ------------                                                                   ----------
 NET LOSS BEFORE MINORITY
 INTEREST                               (1,012,386)                                                                       77,235
                                       ------------                                                                   ----------
 MINORITY INTEREST                           26,660                                                    26,660  (C)         --
                                       ------------   ----------   ----------         ----------   ----------         ----------
 NET LOSS                              ($1,039,046)   $8,594,961   $9,036,989         $1,244,531   $1,918,784            $77,235
                                       ============   ==========   ==========         ==========   ==========         ==========
 NET LOSS PER SHARE
      (primary and fully diluted)           ($0.54)                                                                        $0.04
                                       ============                                                                   ==========
 WEIGHTED AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING

                                          1,930,244                                                                    1,930,244
                                       ============                                                                   ==========


                     Meadowbrook Rehabilitation Group, Inc.
          Reflecting the Sale of Five Outpatient Rehabilitation Clinics
                       and Certain Other Assets in Florida

         Notes to Pro Forma Condensed Consolidated Financial Information

1. The amounts reflected in these notes are based on estimates which are subject to change. The following pro forma adjustments were made to the March 31, 1997 Condensed
                  Consolidated Balance Sheet to reflect the sale of five outpatient rehabilitation clinics and certain other assets in Florida. The Company received promissory notes from the purchasers for the aggregate purchase price of $550,000.

         (A) To record the sale of five outpatient rehabilitation clinics and certain other assets in Florida and Georgia and the assumption of certain liabilities by the purchasers.

         (B)      To  record   the  sale  of  certain   assets  of   Meadowbrook
                  Neurocare-Kansas City, Inc. and the assumption of certain liabilities by the purchaser.

2. The following pro forma adjustments were made to the Condensed Consolidated Statements of Income for the twelve months ended June 30, 1996 and the nine months ended March 31, 1997.

         (C) Elimination of all operating revenue and expenses for the five outpatient rehabilitation clinics in Florida and Georgia.

         (D) Estimated reduction of corporate office salaries and wages and operating expenses.

         (E) Estimated increase in Meadowbrook Rehabilitation Group, Inc.'s interest income due to payments on promissory notes received in connection with the sale of five outpatient clinics and certain other assets in Florida and Georgia.

         (F)      Elimination   of  all  operating   revenue  and  expenses  for
                  Meadowbrook Neurocare- Kansas City, Inc. and Meadowbrook Rehabilitation Group of Georgia, Inc.

         (G) Estimated increase in revenue due to increased Medicare reimbursement based on higher overall Medicare utilization.